OPPENHEIMER GLOBAL EMERGING GROWTH FUND
                  Supplement dated March 20, 1997 to the
                     Prospectus dated January 13, 1997

1. The Supplement dated January 13, 1997 to the Prospectus is replaced by this Supplement.

2. In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares" on page 27, (2) sales of Class B shares described in the fifth paragraph in "Distribution and Service Plans for Class B Shares" on page 34, and (3) sales of Class C shares described in the fifth paragraph in "Distribution and Service Plans for Class C Shares" on page 34, the Distributor will pay additional commission to each broker, dealer and financial institution that has a sales agreement with the Distributor and agrees to accept that additional commission (these are referred to as "participating firms") for Class A, Class B and Class C shares of the Fund sold in "qualifying transactions" (the "promotion"). The additional commission will be 1.00% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $500,000 or more or the sale of Class A shares to a SEP IRA with 100 or more eligible participants and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     "Qualifying transactions" are aggregate sales of $150,000 or more of Class A, Class B and/or Class C shares of any one or more of the Oppenheimer funds (except money market funds and municipal bond funds) for rollovers or trustee-to-trustee transfers from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds to (1) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs, using the OppenheimerFunds, Inc. prototype IRA agreement, if the rollover contribution is received during the period from January 1, 1997 through April 15, 1997 (the "promotion period"), or the acceptance of a direct rollover or trustee-to-trustee transfer is acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period, and (2) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, if the rollover contribution or trustee-to-trustee payment is received during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class B and/or Class C shares with the redemption proceeds from an existing Oppenheimer funds account.

                                               [continued]

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3.   The Prospectus is amended by adding the following paragraph at the end of "How the Fund is Managed" on page 17:

The Board of Trustees of Oppenheimer Global Emerging Growth Fund (referred to as "Global Emerging Growth Fund" or the "Fund") has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer
Global Fund ("Global Fund").   The Board unanimously approved the
terms of an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated (the transactions are referred to as the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Global Fund,
(ii) these shares of Global Fund would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and
(iv) the outstanding shares of the Fund would be cancelled. It is expected that the reorganization will be tax-free, pursuant to
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

A meeting of the shareholders of the Fund is scheduled for June 17, 1997 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). There is no assurance that the Fund's shareholders will approve the reorganization. Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials which will be mailed to the Fund's shareholders of record on April 4,
1997.   Persons who became shareholders of the Fund after the
record date for the shareholder meeting will not be entitled to vote on the reorganization.

March 20, 1997                                 PS0750.013

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